UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2016 (February 4, 2016)

GASTAR EXPLORATION INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-35211	38-3531640
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1331 LAMAR STREET, SUITE 650
HOUSTON, TEXAS 77010
(Address of principal executive offices)

(713) 739-1800

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed, on January 29, 2016, Gastar Exploration Inc. (the “Company”) announced that Mr. Michael McCown retired from his position as Senior Vice President and Chief Operating Officer, effective February 1, 2016.  Mr. McCown will receive all accrued salary, bonuses for 2015 (which have not yet been determined by the Company) and benefits owed, up to and including February 1, 2016.

On February 4, 2016, in lieu of other severance payments under his employment agreement, Mr. McCown entered into an Employee Separation and Release Agreement (such agreement, the “Release Agreement”). Pursuant to the Release Agreement, Mr. McCown will receive a severance payment of $525,000, less required withholdings.  In addition, the Company has agreed to reimburse Mr. McCown COBRA premiums for a period of up to 18 months and to accelerate the vesting of Mr. McCown’s 111,590 restricted shares, before tax forfeitures, on January 30, 2016.

A copy of the Release Agreement is attached as Exhibit 10.1 to this Form 8-K and is hereby filed. The description of the Release Agreement in this Form 8-K is a summary and is qualified in its entirety by reference to the complete text of such agreement.

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

On February 5, 2016, the Company announced that it has declared a monthly cash dividend on its 8.625% Series A Preferred Stock and its 10.75% Series B Preferred Stock for February 2016.  A copy of the Company's press release, dated February 5, 2016, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached press release included as Exhibit 99.1 to this report is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information or the exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

The following is a list of exhibits filed or furnished as part of this Form 8-K:

Exhibit No.	Description of Document

10.1	Employee Separation and Release Agreement, dated February 4, 2016.
99.1	Press release dated February 5, 2016 announcing that the Company has declared a monthly cash dividend for February 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2016	GASTAR EXPLORATION INC.

	By:	/s/ J. Russell Porter
J. Russell Porter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

10.1	Employee Separation and Release Agreement, dated February 4, 2016.
99.1	Press release dated February 5, 2016 announcing that the Company has declared a monthly cash dividend for February 2016.